[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,084,254,078] (APPROXIMATE)
                                   MLCC 2003-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

MARCH 17, 2003


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT

Matt Whalen                             (212) 449-0752
Paul Park                               (212) 449-6380
Ted Bouloukos                           (212) 449-5029
Alan Chan                               (212) 449-8140
Alice Chang                             (212) 449-1701
Amanda DeZutter                         (212) 449-0425

TRADING

Scott Soltas                            (212) 449-3659
Vince Mora                              (212) 449-5320
Charles Sorrentino                      (212) 449-3659

RESEARCH

Glenn Costello                          (212) 449-4457


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-B

            $1,084,254,078 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                  WAL (YRS)         PYMT WINDOW (MONTHS)           CERTIFICATE                       EXPECTED RTGS
  CLASS   PRINCIPAL BALANCE (1)  (CALL/MAT)(2)          (CALL/MAT)(2)             INTEREST RATES    TRANCHE TYPE   S&P/MOODY'S/FITCH
  -----   ---------------------  -------------          -------------             --------------    ------------   -----------------
  A-1     $1,050,641,900          3.97/4.30           1 - 123 / 1 - 299            Floater (3)         Senior         AAA/Aaa/AAA

  X-A-1   $1,050,642,000 (5)                     Information Not Provided Hereby                       Senior         AAA/Aaa/AAA
  X-B     $24,937,000(5)                                                                               Senior         AAA/Aaa/AAA
  A-R     $100                                                                                         Senior         AAA/Aaa/AAA

  B-1     $11,384,000             6.76/7.43          39 - 123 / 39 - 299           Floater (4)      Subordinate       AA+/Aa2/AA+
  B-2     $8,674,000              6.76/7.43          39 - 123 / 39 - 299           Floater (4)      Subordinate         A+/A2/A+

  B-3     $4,879,000                             Information Not Provided Hereby                    Subordinate      BBB+/Baa2/BBB+
  B-4     $2,710,000                                                                                Subordinate      BBB-/Ba2/BBB-
  B-5     $2,168,000                                                                                Subordinate        BB-/B2/B+
  B-6     $3,797,078                                                                                Subordinate         NR/NR/NR

  TOTAL   $1,084,254,078

      (1) Distributions on the Certificates will be derived from one-month and six-month LIBOR adjustable rate mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

      (2) The WAL and Payment Windows to Call for the Class A-1, Class B-1, and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20 CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class B-1, and Class B-2 Certificates are shown at pricing speed of 20 CPR (as described herein).

      (3) The Class A Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described herein, subject to the lesser of (i) Net WAC (as described herein) and (ii) 11.75%.

      (4) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), subject to the lesser of (i) Net WAC and (ii) 11.75%.

      (5) Balances shown with respect to the Class X-A-1 and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


DEPOSITOR:                Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:             Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:              Countrywide Securities Corporation and Credit Suisse
                          First Boston

TRUSTEE:                  Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:          S&P, Moody's and Fitch will rate the Offered
                          Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this preliminary Term Sheet.

CUT-OFF DATE:             March 1, 2003.

PRICING DATE:             On or about March [17], 2003.

CLOSING DATE:             On or about March 26, 2003.

DISTRIBUTION DATES:       The 25th day of each month (or if not a business day,
                          the next succeeding business day), commencing in April
                          2003.

CERTIFICATES:             The "Senior Certificates" will consist of the Class
                          A-1 (the "Class A Certificates"), the Class X-A-1 and
                          Class X-B (together, the "Class X Certificates") and
                          Class A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                          Class B-4, Class B-5 and Class B-6 Certificates. The
                          Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class B-1, and
                          Class B-2 Certificates (collectively, the "Offered
                          Certificates") are being offered publicly.

REGISTRATION:             The Offered Certificates will be made available in
                          book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

FEDERAL TAX TREATMENT:    It is anticipated that, for federal income tax
                          purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A
                          Certificates, the Class B-1 Certificates, and the
                          Class B-2 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:        The Offered Certificates are expected to be ERISA
                          eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:          The Senior Certificates (other than the Class A-R
                          Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


CLEAN-UP CALL:            The terms of the transaction allow for a termination
                          of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans (the "Clean-Up Call
                          Date") as of the Cut-off Date.

PRICING PREPAYMENT        The Offered Certificates will be priced to a
SPEED:                    prepayment speed of 20% CPR.

MORTGAGE LOANS:           The trust will consist of approximately 2,824
                          adjustable rate mortgage loans in aggregate secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the cut-off date pool of approximately $1,084,254,078 aggregate principal balance of Mortgage Loans. The mortgage loans are one-month LIBOR indexed (approximately 25.68% of the Mortgage Loans) or six-month LIBOR indexed
                          (approximately 74.32% of the Mortgage Loans) Mortgage
                          Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans are originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

NET WAC: The "Net WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing fee rate.

ACCRUED INTEREST:         The Class A-1, Class B-1, and Class B-2 Certificates
                          will settle flat.

ACCRUAL PERIOD:           The interest accrual period (the "Accrual Period")
                          with respect to the Offered Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date
                          (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


DELAY DAYS:               The Class A-1, Class B-1, and Class B-2 Certificates
                          will have 0 delay days.

NET WAC CAP:              In the case of each Class of Offered Certificates, the
                          weighted average of the net mortgage rates for the Mortgage Loans or the "Net WAC Cap".

                          If on any Distribution Date, the Certificate Interest Rate of the Offered Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment from available amounts in the Basis Risk Reserve Fund, of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount").

BASIS RISK RESERVE FUND:  As of the Closing Date, the "Basis Risk Reserve Fund"
                          will be established on behalf of the Class A
                          Certificates, the Class B-1 Certificates and the Class B-2 Certificates Certificates. The Basis Risk Reserve Fund will be funded with amounts that would otherwise be distributed to the Class X Certificates pursuant to priority 1 in "Certificates' Priority of Distributions" herein. The Basis Risk Reserve Fund will not be an asset of the REMIC. The holders of the Class X Certificates will be treated as the owners of the Basis Risk Reserve Fund for federal income tax purposes. The Class A Certificates, Class B-1 Certificates and Class B-2 Certificates will be entitled to receive payments from the Basis Risk Reserve Fund in an amount equal to the related Basis Risk Shortfall Amount. Any amounts remaining in the Basis Risk Reserve Fund after such distributions will be distributed to the Class X Certificates.

CREDIT ENHANCEMENT:       Senior/subordinate, shifting interest structure.


                                                                INITIAL
CERTIFICATES          S&P/MOODY'S/FITCH      BOND SIZES*    SUBORDINATION*
------------          -----------------      -----------    --------------
SENIOR CERTIFICATES   AAA/AAA/AAA               96.90%           3.10%
CLASS B-1             AA+/AA2/AA+                1.05%           2.05%
CLASS B-2             A+/A2/A+                   0.80%           1.25%

            *Preliminary and subject to revision.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


SHIFTING INTEREST:        Until the first Distribution Date occurring after
                          [April 2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the mortgage loans for the first ten years following origination.

                          The prepayment percentages on the Subordinate Certificates are as follows:

                          April 2003 - March 2013   [0% Pro Rata Share]
                          April 2013 - March 2014   [30% Pro Rata Share]
                          April 2014 - March 2015   [40% Pro Rata Share]
                          April 2015 - March 2016   [60% Pro Rata Share]
                          April 2016 - March 2017   [80% Pro Rata Share]
                          April 2017 and after      [100% Pro Rata Share]

                          Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in April 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                          Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


ALLOCATION OF
REALIZED LOSSES:          Any realized losses, other than excess losses, on the
                          Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, pro-rata to the Class A Certificates in reduction of their Certificate principal balance.
                          Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Certificates and the Subordinate Certificates on a pro-rata basis.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:            Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) Class A-R, Class A and Class X Certificates accrued and unpaid interest at the related Certificate Interest Rates, from the related mortgage loans; provided, however, that on each Distribution Date, to the extent amounts are required to be deposited in the Basis Risk Reserve Fund, certain amounts otherwise distributable to the Class X Certificates pursuant to this clause 1 will be deposited into the Basis Risk Reserve Fund and will not be distributed to such classes.

                          2) Class A-R and Class A-1 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                          3)    Class B-1, Class B-2, and Class B-3
                                Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                          4)    Class B-1, Class B-2, and Class B-3
                                Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                          5) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes.

                          6)    Class A-R Certificate, any remaining amount.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                              NET WAC CAP SCHEDULE

                                  ASSUMPTIONS:
                          20% CPR
                          Hard Cap: 11.75%
                          To Call
                          Initial 1 Month LIBOR: 1.27%
                          Initial 6 Month LIBOR: 1.17%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                            ORIG.   REM.
                              CURRENT                NET    TERM    TERM   INTEREST           MAX.    MIN.      NEXT        RATE
                  PRINCIPAL     MTGE    SERVICING    MTGE    TO      TO     -ONLY     GROSS   MTGE    MTGE      RATE     ADJUSTMENT
       LOAN        BALANCE      RATE       FEE       RATE   MAT.    MAT.     REM.    MARGIN   RATE    RATE   ADJUSTMENT  FREQUENCY
       TYPE          ($)        (%)       (%)        (%)   (MTHS)  (MTHS)   (MTHS)     (%)      (%)    (%)     (MONTHS)   (MONTHS)
       ----          ---        ---       ---        ---   ------  ------   ------     ---      ---    ---     --------   --------
One-Month LIBOR  278,423,254   3.172     0.250      2.922    300    299       119     1.781   12.000  1.781       1            1
Six-Month LIBOR  805,830,823   3.326     0.250      3.076    300    299       119     1.931   12.000  1.931       5            6

      The Net WAC Cap is calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

    DISTRIBUTION PERIOD           NET WAC CAP
    -------------------           -----------
             1                      3.036%
             2                      3.005%
             3                      5.303%
             4                      5.303%
             5                      5.303%
             6                      11.750%
        7 and after                 11.750%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

Total Current Balance                                            $1,084,254,077.91
Total Number of Loans                                                        2,824

                             Average/Weighted Average (1)         Minimum                Maximum
AVG Current Balance                   $383,942.66               $20,250.00            $5,492,500.00
AVG Original Balance                  $384,570.29               $20,250.00            $5,492,500.00

WAVG Loan Rate                          3.286%                    2.250%                 4.750%
WAVG Servicing Fee                      0.250%                    0.250%                 0.250%
WAVG Net Loan Rate                      3.036%                    2.000%                 4.500%

WAVG Gross Margin                       1.892%                    0.875%                 3.125%
WAVG Maximum Loan Rate                  12.000%                   12.000%                12.000%

WAVG Original LTV                       64.84%                     5.63%                 100.00%
WAVG Effective LTV                      61.88%                     5.63%                 95.00%

WAVG Credit Score                         724                       489                    818

WAVG Original Term                        300                       300                    300
WAVG Remaining Term                       299                       289                    300
WAVG Seasoning                             1                         0                     11

WAVG Next Rate Reset                  07/07/2003                04/01/2003             09/01/2003
WAVG Rate Adj Freq                         5                         1                      6
WAVG First Rate Adj Freq                   5                         1                      6

WAVG IO Original term                     120                       120                    120
WAVG IO Remaining Term                    119                       109                    120

Top State Concentration ($)   CA(17.5%),FL(9.5%),NY(9.1%)

First Pay Date                                                  05/01/2002             04/01/2003
Rate Change Date                                                04/01/2003             09/01/2003
Mature Date                                                     04/01/2027             03/01/2028

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                % OF AGGREGATE PRINCIPAL
                                                            PRINCIPAL BALANCE OUTSTANDING    BALANCE OUTSTANDING AS OF THE
      INDEX                   NUMBER OF MORTGAGE LOANS        AS OF THE CUT-OFF DATE                 CUT-OFF DATE
-------------                 ------------------------      -----------------------------    -----------------------------
1 Month LIBOR                             637                     $  278,423,254.45                     25.68%
6 Month LIBOR                           2,187                        805,830,823.46                     74.32
                                        -----                     -----------------                    ------
TOTAL                                   2,824                     $1,084,254,077.91                    100.00%
                                        =====                     =================                    ======

                                                                                                % OF AGGREGATE PRINCIPAL
                                                            PRINCIPAL BALANCE OUTSTANDING    BALANCE OUTSTANDING AS OF THE
DELINQUENCY IN MONTHS         NUMBER OF MORTGAGE LOANS        AS OF THE CUT-OFF DATE                 CUT-OFF DATE
---------------------         ------------------------      -----------------------------    -----------------------------
Current                                 2,824                     $1,084,254,077.91                    100.00%
                                        -----                     -----------------                    ------
TOTAL                                   2,824                     $1,084,254,077.91                    100.00%
                                        =====                     =================                    ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   CURRENT BALANCE($)                             LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
0.01 to 25,000.00                                     2          $       44,850.00                       0.00%
25,000.01 to 50,000.00                               27               1,207,016.00                       0.11
50,000.01 to 75,000.00                               94               6,091,076.00                       0.56
75,000.01 to 100,000.00                             124              11,128,002.11                       1.03
100,000.01 to 200,000.00                            772             116,530,736.88                      10.75
200,000.01 to 300,000.00                            534             133,874,811.72                      12.35
300,000.01 to 400,000.00                            400             140,295,216.49                      12.94
400,000.01 to 500,000.00                            240             108,519,256.09                      10.01
500,000.01 to 600,000.00                            167              92,047,166.78                       8.49
600,000.01 to 700,000.00                            119              77,023,188.17                       7.10
700,000.01 to 800,000.00                             70              52,857,603.15                       4.88
800,000.01 to 900,000.00                             63              53,856,433.13                       4.97
900,000.01 to 1,000,000.00                           58              56,452,545.00                       5.21
1,000,000.01 to 1,500,000.00                        101             124,370,691.39                      11.47
1,500,000.01 to 2,000,000.00                         44              79,589,035.00                       7.34
2,000,000.01 to 2,500,000.00                          1               2,233,950.00                       0.21
2,500,000.01 to 3,000,000.00                          5              14,140,000.00                       1.30
3,000,000.01 or greater                               3              13,992,500.00                       1.29
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
    LOAN RATE (%)                                 LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
2.001 to 2.250                                        2          $    2,382,328.00                       0.22%
2.251 to 2.500                                        3               1,319,000.00                       0.12
2.501 to 2.750                                       27              11,143,569.00                       1.03
2.751 to 3.000                                      799             271,079,364.22                      25.00
3.001 to 3.250                                      440             175,740,532.14                      16.21
3.251 to 3.500                                    1,393             516,350,377.87                      47.62
3.501 to 3.750                                      119              69,450,620.53                       6.41
3.751 to 4.000                                       35              23,420,786.15                       2.16
4.001 to 4.250                                        4               7,375,000.00                       0.68
4.251 to 4.500                                        1               5,492,500.00                       0.51
4.501 to 4.750                                        1                 500,000.00                       0.05
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   GROSS MARGIN (%)                               LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
0.875                                                 2          $    2,382,328.00                       0.22%
1.000                                                 2               1,155,000.00                       0.11
1.125                                                 1                 164,000.00                       0.02
1.250                                                 5               1,571,912.00                       0.14
1.375                                                26              10,248,205.00                       0.95
1.500                                               217              86,384,574.52                       7.97
1.625                                               615             197,861,477.90                      18.25
1.750                                                53              16,952,358.81                       1.56
1.875                                               385             155,695,157.97                      14.36
2.000                                             1,317             487,151,076.76                      44.93
2.125                                               102              45,553,000.95                       4.20
2.250                                                93              57,268,536.00                       5.28
2.375                                                 2               5,640,000.00                       0.52
2.500                                                 1               2,233,950.00                       0.21
2.625                                                 1               3,500,000.00                       0.32
2.875                                                 1               5,000,000.00                       0.46
3.125                                                 1               5,492,500.00                       0.51
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
    MAXIMUM LOAN RATE (%)                         LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
12.000                                            2,824          $1,084,254,077.91                     100.00%
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   ORIGINAL TERM (MOS)                            LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
300                                               2,824          $1,084,254,077.91                     100.00%
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   REMAINING TERM (MOS)                           LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
289                                                   8          $    1,927,419.00                       0.18%
290                                                  20               8,507,577.00                       0.78
291                                                   9               5,095,349.00                       0.47
292                                                   1                 110,300.00                       0.01
293                                                   3               2,107,711.33                       0.19
294                                                  18               8,354,917.39                       0.77
295                                                  17               7,753,876.43                       0.72
296                                                  12               4,457,517.15                       0.41
297                                                  34              18,901,308.42                       1.74
298                                                 298             131,042,276.86                      12.09
299                                               1,336             509,572,611.45                      47.00
300                                               1,068             386,423,213.88                      35.64
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   IO REMAINING TERM (MOS)                        LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
109                                                   8          $    1,927,419.00                       0.18%
110                                                  20               8,507,577.00                       0.78
111                                                   9               5,095,349.00                       0.47
112                                                   1                 110,300.00                       0.01
113                                                   3               2,107,711.33                       0.19
114                                                  18               8,354,917.39                       0.77
115                                                  17               7,753,876.43                       0.72
116                                                  12               4,457,517.15                       0.41
117                                                  34              18,901,308.42                       1.74
118                                                 298             131,042,276.86                      12.09
119                                               1,336             509,572,611.45                      47.00
120                                               1,068             386,423,213.88                      35.64
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   RATE CHANGE DATE                               LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
04/01/2003                                          449          $  201,674,213.75                      18.60%
05/01/2003                                          223              86,878,044.15                       8.01
06/01/2003                                           36              19,031,577.09                       1.76
07/01/2003                                          241              99,466,630.00                       9.17
08/01/2003                                        1,032             379,220,227.51                      34.98
09/01/2003                                          843             297,983,385.41                      27.48
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   ORIGINAL LTV (%)                               LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
0.01 to 10.00                                         5          $      260,023.00                       0.02%
10.01 to 20.00                                       44              13,646,246.00                       1.26
20.01 to 30.00                                      128              42,550,939.90                       3.92
30.01 to 40.00                                      201              67,303,759.24                       6.21
40.01 to 50.00                                      329             125,677,338.92                      11.59
50.01 to 60.00                                      306             149,017,971.80                      13.74
60.01 to 70.00                                      525             235,281,496.53                      21.70
70.01 to 75.00                                      336             131,408,972.04                      12.12
75.01 to 80.00                                      573             190,993,659.65                      17.62
80.01 to 85.00                                       30               8,189,481.00                       0.76
85.01 to 90.00                                       78              20,557,541.01                       1.90
90.01 to 95.00                                      106              27,192,787.45                       2.51
95.01 to 100.00                                     163              72,173,861.37                       6.66
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   EFFECTIVE LTV (%)                              LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
0.01 to 10.00                                         5          $      260,023.00                       0.02%
10.01 to 20.00                                       44              13,646,246.00                       1.26
20.01 to 30.00                                      128              42,550,939.90                       3.92
30.01 to 40.00                                      202              67,879,926.24                       6.26
40.01 to 50.00                                      395             145,899,718.92                      13.46
50.01 to 60.00                                      310             151,510,796.17                      13.97
60.01 to 70.00                                      711             321,285,341.68                      29.63
70.01 to 75.00                                      331             128,206,128.04                      11.82
75.01 to 80.00                                      562             184,212,390.65                      16.99
80.01 to 85.00                                       16               3,759,192.00                       0.35
85.01 to 90.00                                       49              10,967,478.86                       1.01
90.01 to 95.00                                       71              14,075,896.45                       1.30
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   CREDIT SCORE                                   LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
489 to 525                                            5          $    1,714,389.00                       0.16%
526 to 550                                            6               1,843,073.00                       0.17
551 to 575                                           15               5,114,071.28                       0.47
576 to 600                                           28              14,056,078.53                       1.30
601 to 625                                           52              18,922,731.00                       1.75
626 to 650                                           98              44,886,912.00                       4.14
651 to 675                                          214              91,865,956.00                       8.47
676 to 700                                          394             164,634,535.19                      15.18
701 to 725                                          389             176,713,148.99                      16.30
726 to 750                                          436             172,964,880.60                      15.95
751 to 775                                          585             206,920,023.46                      19.08
776 to 800                                          530             163,895,425.23                      15.12
801 to 820                                           72              20,722,853.63                       1.91
                                                  -----          -----------------                     ------
TOTAL:                                            2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   DOCUMENTATION                                  LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
Full                                              1,574          $  710,027,973.31                      65.49%
Alternative                                         500             152,645,079.29                      14.08
Stated                                              219              63,666,362.15                       5.87
No Income/No Ratio                                  531             157,914,663.16                      14.56
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   OCCUPANCY                                      LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
Primary                                           2,431          $  932,457,658.16                      86.00%
Second Home                                         271             124,989,085.75                      11.53
Investment                                          122              26,807,334.00                       2.47
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   PROPERTY TYPE                                  LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
Single Family Residence                           2,416          $  944,968,610.61                      87.15%
Condo                                               280              93,310,674.30                       8.61
2-4 Family                                           30               9,859,372.00                       0.91
Co-op                                                38              20,361,328.00                       1.88
PUD                                                  60              15,754,093.00                       1.45
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   PURPOSE                                        LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
Purchase                                            452          $  217,219,821.49                      20.03%
Refinance - Rate Term                             1,352             444,750,303.34                      41.02
Refinance - Cashout                               1,020             422,283,953.08                      38.95
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


                                 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                                   % OF AGGREGATE
                                                 NUMBER OF        PRINCIPAL BALANCE               PRINCIPAL BALANCE
                                                 MORTGAGE       OUTSTANDING AS OF THE           OUTSTANDING AS OF THE
   GEOGRAPHIC AREA                                LOANS             CUT-OFF DATE                     CUT-OFF DATE
-----------------------------                    --------       ---------------------           ---------------------
Alabama                                              42          $    9,196,242.00                       0.85%
Alaska                                                4                 643,064.00                       0.06
Arizona                                              81              27,914,777.00                       2.57
Arkansas                                             10               1,830,537.00                       0.17
California                                          335             189,388,224.66                      17.47
Colorado                                             97              33,328,262.50                       3.07
Connecticut                                          41              21,262,314.00                       1.96
Delaware                                              9               1,952,002.00                       0.18
District of
Columbia                                             14               7,787,374.00                       0.72
Florida                                             286             103,473,411.06                       9.54
Georgia                                              64              31,021,819.19                       2.86
Hawaii                                                9               4,716,600.00                       0.44
Idaho                                                 1                 140,500.00                       0.01
Illinois                                            133              52,660,891.37                       4.86
Indiana                                              48              13,882,502.00                       1.28
Iowa                                                 14               1,870,445.00                       0.17
Kansas                                               11               4,426,489.00                       0.41
Kentucky                                             25               7,192,613.00                       0.66
Louisiana                                            22               3,540,370.00                       0.33
Maine                                                11               1,995,823.01                       0.18
Maryland                                             50              21,419,776.78                       1.98
Massachusetts                                        81              39,245,140.00                       3.62
Michigan                                            102              34,210,016.11                       3.16
Minnesota                                            32              10,744,158.00                       0.99
Mississippi                                          10               3,232,061.00                       0.30
Missouri                                             36              10,854,693.42                       1.00
Montana                                               8               2,027,376.00                       0.19
Nebraska                                             17               3,942,074.00                       0.36
Nevada                                               56              19,469,705.39                       1.80
New Hampshire                                         6               1,583,887.00                       0.15
New Jersey                                          149              62,204,228.00                       5.74
New Mexico                                           11               5,802,229.00                       0.54
New York                                            176              99,040,319.00                       9.13
North Carolina                                       89              28,144,435.82                       2.60
North Dakota                                          2                 275,698.00                       0.03
Ohio                                                 93              25,665,308.32                       2.37
Oklahoma                                             13               2,029,179.00                       0.19
Oregon                                               21               4,479,862.00                       0.41
Pennsylvania                                         58              14,675,058.00                       1.35
Rhode Island                                          8               2,469,567.00                       0.23
South Carolina                                       79              25,492,949.00                       2.35
South Dakota                                          5                 919,743.00                       0.08
Tennessee                                            55              12,046,690.00                       1.11
Texas                                               193              54,058,969.04                       4.99
Utah                                                 15               5,317,348.00                       0.49
Vermont                                               4               1,953,523.00                       0.18
Virginia                                            141              55,699,378.33                       5.14
Washington                                           31              11,821,639.91                       1.09
West Virginia                                         3                 445,130.00                       0.04
Wisconsin                                            17               3,792,475.00                       0.35
Wyoming                                               6               2,967,200.00                       0.27
                                                  -----          -----------------                     ------
TOTAL                                             2,824          $1,084,254,077.91                     100.00%
                                                  =====          =================                     ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


TO MATURITY

                                          PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
             DATE                         CPR 10%            CPR 15%            CPR 20%            CPR 25%            CPR 30%
-------------------------------           -------            -------            -------            -------            -------
Initial                                     100                100                100                100                100
25-Mar-04                                    90                 85                 79                 74                 69
25-Mar-05                                    80                 71                 63                 55                 47
25-Mar-06                                    72                 60                 50                 41                 33
25-Mar-07                                    65                 51                 40                 30                 23
25-Mar-08                                    58                 43                 32                 23                 16
25-Mar-09                                    52                 36                 25                 17                 11
25-Mar-10                                    46                 31                 20                 13                  8
25-Mar-11                                    42                 26                 16                 10                  5
25-Mar-12                                    38                 22                 13                  7                  4
25-Mar-13                                    34                 19                 10                  5                  3
25-Mar-14                                    29                 15                  8                  4                  2
25-Mar-15                                    24                 12                  6                  3                  1
25-Mar-16                                    20                 10                  4                  2                  1
25-Mar-17                                    17                  8                  3                  1                  *
25-Mar-18                                    14                  6                  2                  1                  *
25-Mar-19                                    12                  5                  2                  1                  *
25-Mar-20                                     9                  4                  1                  *                  *
25-Mar-21                                     8                  3                  1                  *                  *
25-Mar-22                                     6                  2                  1                  *                  *
25-Mar-23                                     4                  1                  *                  *                  *
25-Mar-24                                     3                  1                  *                  *                  *
25-Mar-25                                     2                  1                  *                  *                  *
25-Mar-26                                     1                  *                  *                  *                  *
25-Mar-27                                     1                  *                  *                  *                  *
25-Mar-28                                     0                  0                  0                  0                  0

Average Life (years) (1)                    7.79               5.65               4.30               3.39               2.75
First Principal Payment Date                Apr-03             Apr-03             Apr-03             Apr-03             Apr-03
Last Principal Payment Date                 Feb-28             Feb-28             Feb-28             Feb-28             Feb-28

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


TO MATURITY

                                          PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
             DATE                         CPR 10%            CPR 15%            CPR 20%            CPR 25%            CPR 30%
-------------------------------           -------            -------            -------            -------            -------
Initial                                     100                100                100                100                100
25-Mar-04                                   100                100                100                100                100
25-Mar-05                                   100                100                100                100                100
25-Mar-06                                   100                100                100                 92                 84
25-Mar-07                                   100                100                 83                 69                 59
25-Mar-08                                   100                 90                 66                 52                 41
25-Mar-09                                   100                 76                 53                 39                 29
25-Mar-10                                    96                 65                 43                 29                 20
25-Mar-11                                    86                 55                 34                 22                 14
25-Mar-12                                    78                 47                 27                 16                 10
25-Mar-13                                    69                 40                 22                 12                  7
25-Mar-14                                    59                 32                 16                  9                  5
25-Mar-15                                    50                 26                 12                  6                  3
25-Mar-16                                    42                 20                  9                  4                  2
25-Mar-17                                    35                 16                  7                  3                  1
25-Mar-18                                    29                 13                  5                  2                  1
25-Mar-19                                    24                 10                  4                  1                  1
25-Mar-20                                    20                  7                  3                  1                  *
25-Mar-21                                    16                  6                  2                  1                  *
25-Mar-22                                    12                  4                  1                  *                  *
25-Mar-23                                     9                  3                  1                  *                  *
25-Mar-24                                     7                  2                  1                  *                  *
25-Mar-25                                     5                  1                  *                  *                  *
25-Mar-26                                     3                  1                  *                  *                  *
25-Mar-27                                     1                  *                  *                  *                  *
25-Mar-28                                     0                  0                  0                  0                  0

Average Life (years) (1)                    12.95              9.67               7.43               6.13               5.27
First Principal Payment Date                Nov-09             Aug-07             Jun-06             Sep-05             Apr-05
Last Principal Payment Date                 Feb-28             Feb-28             Feb-28             Feb-28             Feb-28

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


TO MATURITY

                                          PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
             DATE                         CPR 10%            CPR 15%            CPR 20%            CPR 25%            CPR 30%
-------------------------------           -------            -------            -------            -------            -------
Initial                                     100                100                100                100                100
25-Mar-04                                   100                100                100                100                100
25-Mar-05                                   100                100                100                100                100
25-Mar-06                                   100                100                100                 92                 84
25-Mar-07                                   100                100                 83                 69                 59
25-Mar-08                                   100                 90                 66                 52                 41
25-Mar-09                                   100                 76                 53                 39                 29
25-Mar-10                                    96                 65                 43                 29                 20
25-Mar-11                                    86                 55                 34                 22                 14
25-Mar-12                                    78                 47                 27                 16                 10
25-Mar-13                                    69                 40                 22                 12                  7
25-Mar-14                                    59                 32                 16                  9                  5
25-Mar-15                                    50                 26                 12                  6                  3
25-Mar-16                                    42                 20                  9                  4                  2
25-Mar-17                                    35                 16                  7                  3                  1
25-Mar-18                                    29                 13                  5                  2                  1
25-Mar-19                                    24                 10                  4                  1                  1
25-Mar-20                                    20                  7                  3                  1                  *
25-Mar-21                                    16                  6                  2                  1                  *
25-Mar-22                                    12                  4                  1                  *                  *
25-Mar-23                                     9                  3                  1                  *                  *
25-Mar-24                                     7                  2                  1                  *                  *
25-Mar-25                                     5                  1                  *                  *                  *
25-Mar-26                                     3                  1                  *                  *                  *
25-Mar-27                                     1                  *                  *                  *                  *
25-Mar-28                                     0                  0                  0                  0                  0

Average Life (years) (1)                    12.95              9.67               7.43               6.13               5.27
First Principal Payment Date                Nov-09             Aug-07             Jun-06             Sep-05             Apr-05
Last Principal Payment Date                 Feb-28             Feb-28             Feb-28             Feb-28             Feb-28

* = less than 0.5%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[LOGO] MERRILL LYNCH                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-B


DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED                    10 CPR              15 CPR                20 CPR               25 CPR              30 CPR
A-1
Price 100.0000                        35                  35                    35                   35                  35
WAL                                  7.48                5.30                  3.97                 3.10                2.50
Principal Window                Apr03 - Feb20        Apr03 - Apr16        Apr03 - Jun13        Apr03 - Apr11        Apr03 - Sep09

B-1
Price 100.0000                        75                  75                    75                   75                  75
WAL                                 12.31                8.95                  6.76                 5.46                4.62
Principal Window                Nov09 - Feb20        Aug07 - Apr16        Jun06 - Jun13        Sep05 - Apr11        Apr05 - Sep09

B-2
Price 98.7919                        162                  166                  170                  174                  178
WAL                                 12.31                8.95                  6.76                 5.46                4.62
Principal Window                Nov09 - Feb20        Aug07 - Apr16        Jun06 - Jun13        Sep05 - Apr11        Apr05 - Sep09

DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED                    10 CPR              15 CPR               20 CPR               25 CPR               30 CPR
A-1
Price 100.0000                        36                  37                   37                   38                   38
WAL                                  7.79                5.65                 4.30                 3.39                 2.75
Principal Window                Apr03 - Feb28        Apr03 - Feb28        Apr03 - Feb28        Apr03 - Feb28       Apr03 - Feb28

B-1
Price 100.0000                        76                  77                   78                   79                   79
WAL                                 12.95                9.67                 7.43                 6.13                 5.27
Principal Window                Nov09 - Feb28        Aug07 - Feb28        Jun06 - Feb28        Sep05 - Feb28       Apr05 - Feb28

B-2
Price 98.7919                        162                  165                  169                  173                 176
WAL                                 12.95                9.67                 7.43                 6.13                 5.27
Principal Window                Nov09 - Feb28        Aug07 - Feb28        Jun06 - Feb28        Sep05 - Feb28       Apr05 - Feb28

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.